Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IDACORP, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2021 (the "Report"), I, Steven R. Keen and Senior Vice President and Chief Financial Officer of the Company, certify that:
(1)The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven R. Keen
Steven R. Keen
Senior Vice President and Chief Financial Officer
October 28, 2021